EQUITY	12 Months Ended
Sep. 30, 2024
Equity [Abstract]
EQUITY

NOTE 13 – EQUITY

Ordinary shares

The Company was incorporated in the Cayman Islands as an exempted company with limited liability on July 29, 2022, with an authorized share capital of US$50,000 divided into 50,000,000 shares of US$0.001 each.

On February 22, 2023, 14,990,000 additional Shares of US$0.001 were issued and fully paid. The Company allotted 10,493,000 shares to Mr. Bun Kwai and 4,497,000 share to Lasting Success Holdings Limited. Immediately after the share allotment, the Company had 50,000,000 authorized shares, par value of US$0.001, of which 15,000,000 were issued and outstanding.

On May 17, 2023, the Company’s shareholders and Board of Directors approved to amend the authorized share capital from US$50,000, divided into 50,000,000 Ordinary Shares of a par value of US$0.001 per share, to US$50,000, divided into 500,000,000 Ordinary Shares of a par value of US$0.0001 per share. At the same day, the shareholders of the Company surrendered 135,000,000 Ordinary Shares of US$0.0001 par value each to the Company for no consideration. As a result, the Company has 500,000,000 authorized shares, par value of US$0.0001, of which 15,000,000 were issued and outstanding.

On July 22, 2024, the Company consummated the Offering of 2,150,000 ordinary shares at a price to the public of $4.00 per share. On August 8, 2024, the Company further issued 56,342 ordinary shares at a price of $4.00 per share to the underwriter as a result of partially exercising the over-allotment option. The aggregate gross proceeds from the Offering amounted to $8,825,368, prior to deducting underwriting discounts, commissions and offering-related expenses. Upon the completion of the Offering, 17,206,342 Ordinary Shares are issued and outstanding.

The Company only has one single class of Ordinary Shares that are accounted for as permanent equity.